Supplement dated June 12, 2023
to the Prospectus
dated May 8, 2023 for the
CornerCap Fundametrics® Large-Cap ETF
FUNL
Listed on Cboe Exchange, Inc.
This supplement serves as notification that effective immediately, the section titled “The Adviser’s Prior Performance” of the CornerCap Fundametrics Large-Cap ETF prospectus is deleted in its entirety and replaced with the following:
The Adviser’s Prior Performance
The performance information shown below is for a Global Investment Performance Standards (GIPS®) composite of all fee-paying and non-fee paying discretionary equity accounts managed by the Adviser with substantially similar investment objectives, policies and strategies as the Fund. The Adviser refers to the GIPS® composite as the Fundametrics® Large-Capitalization Equity Composite (the “Composite”). The Adviser maintains all performance records for the Composite. The Fund has been a member of the Composite since the Fund’s inception on August 19, 2020. The Adviser for the Fund is the same investment adviser as the adviser for the accounts in the Composite for the entire period shown. For periods prior to December 2016, the Composite includes one non-fee paying account, for which the management fee was waived because the account holder was an employee of the Adviser; the returns in the Composite have been calculated with the management fee added to this account.
The Composite’s performance is provided to illustrate the past performance of the Adviser’s large-capitalization equity strategy as measured against two broad-based market indexes. The Composite’s performance does not represent the historical performance of the Fund. You should not consider this performance data to be an indication of future performance of the Fund.
The annual Composite dispersion presented is a statistical measure of how much the returns that make up the Composite vary from the average return. This calculation covers a one-year period. Returns are “asset-weighted” which means that the Composite dispersion takes into account the relative sizes of the different portfolios in the Composite. The largest portfolio will have a bigger impact on the overall returns of the Composite than a smaller portfolio. Returns are “gross-of-fees,” which means that the Composite dispersion does not take into account management fees or expenses associated with managing the portfolios. Standard deviation measures how widely the returns of an index or fund vary from its average return. A higher standard deviation reflects a greater volatility of returns while lower standard deviation means lower volatility.
Gross performance results for the Composite have been calculated before management fees and include other expenses of commissions, delivery charges, and other similar expenses. Net performance results have been calculated net of all fees and expenses, including management fees. Gross and net performance results include the reinvestment of all income.
The accounts comprising the Composite that are not registered investment companies, like the Fund, are not subject to the same types of expenses as the Fund or to certain investment limitations, diversification requirements, and other restrictions imposed on the Fund by the 1940 Act and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results of the Composite. In addition, the fees and expenses incurred by the accounts were generally lower than the fees and expenses of the Fund. Had the accounts been subject to the Fund’s fee and expense structure, the performance of the Composite would have been lower.
The Adviser claims compliance with GIPS® and has prepared and presented this report in compliance with the GIPS® standards. Policies for valuing portfolios, calculating performance, and preparing GIPS® reports are available upon request. A complete list of composite descriptions is available upon request. The performance returns are calculated using time-weighted rates of return that adjust for external cash flows (and by asset-weighting the individual account returns) in accordance with GIPS®, which differs from the standardized SEC method. Investors should also be aware that the use of a methodology other than the GIPS® standard of time-weighted returns (such as dollar-weighted returns) would result in different performance.

The Russell 1000® Value Index and the S&P 500 Index have been chosen as the performance benchmarks by virtue of their similar capitalization ranges and fundamental characteristics. The U.S. dollar is the currency used to express performance.
Fundametrics® Large-Capitalization Equity Composite March 31, 2023

Periodic Returns	3 Month	Year to Date	1-year	3-year	5-year	10-year
Composite Net	1.00%	1.00%	(4.76)%	20.32%	7.49%	9.96%
Composite Gross	1.17%	1.17%	(4.29)%	21.03%	8.33%	10.95%
vs. Benchmarks
Russell 1000 Value Index [1]	1.01%	1.01%	(5.91)%	17.93%	7.50%	9.13%
S&P 500 Index [2]	7.50%	7.50%	(7.73)%	18.60%	11.19%	12.24%
1 The Russell 1000® Value Index is an unmanaged index representing a composite of large and mid-cap companies located in the United States that also exhibit a value probability. You cannot invest directly in an index.
2 The S&P 500 Index is an unmanaged index representing a composite of large-cap companies located in the United States that includes 500 leading companies and covers approximately 80% of available market capitalization. You cannot invest directly in an index.

	Annual Performance Results					Composite Assets
Year End	Composite Net	Composite Gross	Russell 1000 Value	S&P 500	Composite Dispersion	Number of Accounts, including the Fund	Value of Assets (millions)	Non-fee Paying
2013	47.90%	49.26%	32.53%	32.39%	N.A.	5 or fewer	3	44%
2014	14.50%	15.68%	13.45%	13.69%	N.A.	5 or fewer	16	45%
2015	(9.51)%	(8.48)%	(3.83)%	1.38%	N.A.	5 or fewer	16	9%
2016	14.36%	15.54%	17.34%	11.96%	N.A.	5 or fewer	22	6%
2017	21.54%	22.69%	13.66%	21.83%	0.14%	8	44	—
2018	(14.24)%	(13.29)%	(8.27)%	(4.38)%	N.A.	5 or fewer	38	—
2019	27.01%	28.29%	26.54%	31.49%	N.A.	5 or fewer	45	—
2020	6.51%	7.46%	2.80%	18.40%	N.A.	5 or fewer	85	—
2021	25.95%	26.59%	25.16%	28.71%	N.A.	5 or fewer	113	—
2022	(5.61)%	(5.18)%	(7.54)%	(18.11)%	N.A.	5 or fewer	143	—
N.A. Information is not statistically meaningful due to an insufficient number of portfolios in the Composite for the entire year.

3-Year Annualized Standard Deviation
	Composite Gross	Russell 1000 Value	S&P 500
2013	16.88%	12.70%	11.94%
2014	11.15%	9.20%	8.97%
2015	11.87%	10.68%	10.47%
2016	12.43%	10.77%	10.59%
2017	12.20%	10.20%	9.92%
2018	12.66%	10.82%	10.80%
2019	13.95%	11.85%	11.93%
2020	21.17%	19.62%	18.53%
2021	20.32%	19.06%	17.17%
2022	22.03%	21.25%	20.87%
Standard deviation measures how widely the returns of an index or fund vary from its average return. Higher standard deviation reflects a greater volatility of returns while lower standard deviation means lower volatility.
2